ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------



     ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") dated as of July 11, 1995, by and between Cabot Safety Corporation, a Delaware corporation having an address at One Washington Mall, Boston, MA 01550 ("Assignor") and Cabot Safety Acquisition Corporation, a Delaware corporation having an address at One Washington Mall, Boston, MA 0150 ("Assignee"). BACKGROUND

          A. Assignor is the owner of the real property described on Exhibit A attached hereto-(the "Premises").

          B. Assignor has previously executed a Promissory Note dated as of April 16, 1991 (the "Note") in favor of American United Life Insurance Company ("Lender") which Note had an original principal amount of $2,670,000.

          C. The Note is secured by, among other things, that certain Indenture of Mortgage dated April 16, 1991 (the "Mortgage") made by Assignor in favor of Lender and recorded on April 17, 1991 in the real property records of Marion County, Indiana as Instrument No. 91-35233.

          D. Simultaneously herewith (i) Assignor will convey all of its right, title and interest in and to the Premises to Assignee pursuant to that certain Corporate Warranty Deed dated of even date herewith and (ii) Assignee will assume all of Assignor's obligations (including without limitation, any repayment obligations thereunder) under the Note pursuant to the terms of that certain Assignment and Assumption Agreement dated of even date herewith between Assignor and Assignee.

          E. The Lender has agreed to consent to the conveyance of the Premises and the assignment and assumption of the Note on the condition, among others that Assignor and Assignee execute and deliver this Assignment.

                                   ASSIGNMENT

     In consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Assignor hereby assigns to Assignee forever all right, title and interest of Assignor in, to and under the Mortgage.

     2. On and as of the date hereof, Assignee hereby accepts the foregoing assignment from Assignor of all of Assignor's right, title and interest in, to and under the Mortgage and hereby assumes all of Assignor's liabilities and obligations under, relating to or arising out of the Mortgage, whether direct or indirect, absolute or contingent, contractual, tortious or otherwise and agrees to be bound by the terms, conditions, provisions and obligations created under the Mortgage and any other document evidencing, securing or in any way relating to any indebtedness or obligation evidenced by the Note.

     3. This Assignment may not be amended, modified or terminated except by an instrument, in writing, executed by the parties hereto.

     4. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed on the date first above written.

                            CABOT SAFETY CORPORATION


By:               /s/
--------------------------------------------
Name:  John D. Curtin, Jr.
Title:  CEO

Attest:


                                                            /s/
                                                     Name:  Mark Tremallo
                                                     Title:  Asst. Secy.

                            CABOT SAFETY ACQUISITION
                                   CORPORATION


By:               /s/
--------------------------------------------
Name:  Norman W. Alpert
Title:  President

                                     Attest:


                                              /s/
                                     Name:  J. Christopher Henderson
                                     Title:  Secretary

STATE OF NEW YORK )
                                    ) ss:.
COUNTY OF NEW YORK         )

     Before me, a Notary  Public in and for said County and State  appeared John
D. Curtin, Jr. and Mark V. R. Tremallo, personally known and acknowledged to be the CEO and Assistant Secretary of Cabot Safety Corporation, a Delaware corporation and that such officers being duly authorized to do so pursuant to its by-laws and resolutions of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by themselves as such officers as their free and voluntary act and deed and the free and voluntary act and deed of said Corporation.

     Witness my hand and seal this 11th day of July, 1995.


                                                     /s/
                                            ------------------------------------
                                            Name:
                                            Notary Public

                                            LARS J. HANSON
                                            NOTARY PUBLIC, State of New York
My Commission expires:                      No. 31-5001530
                                            Qualified in New York County
                                            Certificate Filed in New York County
                                            Commission Expires September 8, 1996

STATE OF NEW YORK )
_________                           )       ss:.
COUNTY OF NEW YORK         )

     Before me, a Notary Public in and for said County and State appeared Norman
W. Alport and J. Christopher Henderson, personally known and acknowledged to be the President and Treasurer and Secretary of Cabot Safety Acquisition Corporation, a Delaware corporation and that such officers being duly authorized to do so pursuant to its by-laws and resolutions of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by themselves as such officers as their free and voluntary act and deed and the free and voluntary act and deed of said Corporation.

     Witness my hand and seal this 11th day of July, 1995.



                                                     /s/
                                            -----------------------------------
                                            Name:
                                            Notary Public

                                            LARS J. HANSON
                                            NOTARY PUBLIC, State of New York
My Commission expires:                      No. 31-5001530
                                            Qualified in New York County
                                            Certificate Filed in New York County
                                            Commission Expires September 8, 1996


     This instrument was prepared by Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017. Attention: Alan S. Kava

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Parcel I

     Part of the Northwest Quarter of Section 25, Township 17 North, Range 2 East in Marion County, Indiana, more particularly described as follows:

     Commencing at the Northwest corner of said Quarter Section; thence North 87 degrees 33 minutes 00 seconds East along the North line of said Quarter Section, 1590.55 feet; thence South 02 degrees 27 minutes 00 seconds East, 45.00 feet to a point on the South right-of-way of 79th Street and the point of beginning; thence South 02 degrees 10 minutes 45 seconds East, 402.72 feet; thence South 87 degrees 49 minutes 15 seconds West, 551.65 feet, the following courses are along the rights-of-way of Moller Road and 79th Street; thence North 00 degrees 01 minutes 19 seconds East, 160.23 feet; thence North 02 degrees 52 minutes 54 seconds East, 140.31 feet; thence North 00 degrees 01 minutes 19 seconds East,
42.95 feet to a point of curvature; thence 91.67 feet along a curve to the right, having a radius of 60.00 feet and a chord bearing and length of North 43 degrees 47 minutes 10 seconds East, 83.01 feet; thence North 87 degrees 33 minutes 00 seconds East, 471.80 feet to the point of beginning.

Parcel II

     Non-exclusive easement for ingress and egress as created by Declaration of Ingress/Egress Easement dated December 5, 1988 and recorded December 19, 1988 as Instrument No. 88-128253, as amended by First Amendment to Declaration of Ingress/Egress Easement dated December 9, 1990 and recorded January 3, 1991 as Instrument 91-898.

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